TERRENCE V. PONSFORD (State Bar No. 42648)
ELLEN F. McDONALD (State Bar No. 175942)
BRONSON, BRONSON & McKINNON LLP
505 Montgomery Street
San Francisco, California 94111-2514
Telephone: (415) 986-4200

Attorneys for Debtors HISTORIC HOUSING
FOR SENIORS LIMITED PARTNERSHIP, HISTORIC
HOUSING FOR SENIORS II LIMITED PARTNERSHIP, and HISTORIC HOUSING FOR SENIORS III LIMITED
PARTNERSHIP

EDWARD TREDINNICK (State Bar No. 84033)
PASCOE & RAFTON
1050 Northgate Drive, Suite 356
San Rafael, California 94903
Telephone: (415) 492-1003

Attorneys for Debtor HOUSING FOR SENIORS
PARTICIPATING MORTGAGE FUND LIMITED PARTNERSHIP

                         UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF CALIFORNIA


---------------------------------------------
                                             )    Case No. 93 46247 J
In re HISTORIC HOUSING FOR                   )    Case No. 93-46246 J
SENIORS LIMITED PARTNERSHIP, a               )    Case No. 93-46245 J
Delaware limited partnership,                )    Case No. 95-46713 J
                                             )
                    Debtor.                  )    Chapter 11
---------------------------------------------
In re HISTORIC HOUSING FOR                   )
SENIORS II LIMITED PARTNERSHIP, a            )
Delaware limited partnership,                )
                                             )
                    Debtor.                  )
                                             )
---------------------------------------------
In re HISTORIC HOUSING FOR                   )    AMENDED MODIFICATION OF
SENIORS III LIMITED PARTNERSHIP,             )    DEBTORS' SECOND AMENDED
a Delaware limited partnership,              )    JOINT PLAN OF
                                             )    REORGANIZATION
                    Debtor.                  )    ----------------------------
                                             )
In re HOUSING FOR SENIORS                    )
PARTICIPATING MORTGAGE FUND                  )    Date:  April 24, 1997
LIMITED PARTNERSHIP,                         )    Time:  11:30 a.m.
                   Debtor.                   )    Place: Courtroom 215
                                             )
---------------------------------------------

AMENDED MODIFICATION OF DEBTORS' SECOND AMENDED JOINT
PLAN OF REORGANIZATION

     Pursuant to Bankruptcy Code ss. 1127, the Debtors and Debtors in Possession in the above-captioned cases hereby modify Debtors' Second Amended Joint Plan of Reorganization ("Plan") as follows:

     1.   The first paragraph of Article 4 is amended to add the sentence:
"Each 'subclass' in the Plan is a 'class' for all purposes, and the terms 'subclass' and 'class' shall be interchangeable in this Plan."

     2.   Article 7.2.1 of the Plan is modified to add the sentence:
"Nothwithstanding the above, Claims in Classes 2A1, 2A2, 2B1, 2B2, 2B3, 2C1, 2C2 and 2D1 may receive on account of their claim payment of their allowed claim as otherwise agreed between the Debtors and the holder of such claim."

     3. Article 8.12.2 is modified to add the sentence: "As agreed between the parties, the Tax Notes issued on account of the Claims in Classes 2A1 and 2C2 shall bear interest at eight percent (8%) per annum from and after the Effective Date."

     4. Article 11.3 of the Plan is modified to change "30 days" to "120 days" such that if each of the conditions to the occurrence of the effective date has not be.en satisfied or duly waived on or before 120 days after the Confirmation Date upon motion by any party in interest the Confirmation Order may be vacated by the Court.

     5.   Article 8.1.3 is modified to provide as follows:

          "For two years after the Effective Date, each of the officers of Agemark referred to in paragraph 8.1.2 of the Plan shall receive salary for services as an officer and/or director in an amount of no greater than $1000 per month plus benefits comparable to that which historically has been received by

AMENDED MODIFICATION OF DEBTORS' SECOND AMENDED JOINT
PLAN OF REORGANIZATION
officers and directors at Westor since the filing of these cases including, but not limited to, health insurance, life insurance and stock options."

     6.   The first paragraph of Article 14.2 is modified to provide as follows:

          "14.2 Applicability of Sections 1125 and 1145 of the Bankruptcy Code.
                --------------------------------------------------------------

          The protection afforded by Section 1145 of the Bankruptcy Code will apply to the full extent provided by law with regard to the offer, issuance, sale or purchase of. the Agemark Stock, issued and distributed pursuant to this Plan. The protection afforded by Section 1125 of the Bankruptcy Code will apply to the full extent provided by law with regard to the solicitation of acceptances or rejections of this Plan. The entry of the Confirmation order will constitute the determination by the Bankruptcy Court that the Debtors and their, officers, directors, partners, employees, members or agents, and each attorney, accountant, or other professional employed by any of them, will have acted in good faith and in compliance with the applicable provisions of the Bankruptcy Code."

     7. A final list of executory contracts and unexpired leases to be assumed pursuant to the Plan is attached hereto as Exhibit A.

AMENDED MODIFICATION OF DEBTORS' SECOND AMENDED JOINT
PLAN OF REORGANIZATION

     8. All other terms of the Plan, not inconsistent herewith, shall remain in full force and effect.

Dated:  April __, 1997             BRONSON, BRONSON & McKINNON LLP



                                        By: ----------------------------------
                                            Ellen F. McDonald
                                            Attorneys for HISTORIC HOUSING
                                            FOR SENIORS LIMITED PARTNERSHIP,
                                            HISTORIC HOUSING FOR SENIORS II
                                            LIMITED PARTNERSHIP, and HISTORIC
                                            HOUSING FOR SENIORS III LIMITED
                                            PARTNERSHIP


APPROVED AS TO FORM AND CONTENT:

Dated:  April __, 1997            JAMES K. CAMERON & ASSOCIATES



                                        By: ----------------------------------
                                            James K. Cameron
                                            Attorneys for SHELDON SOLOW,
                                            LIQUIDATING TRUSTEE OF PREFERRED
                                            INCOME FUND II LIMITED PARTNERSHIP
                                            and PREFERRED INCOME FUND III
                                            LIMITED PARTNERSHIP

AMENDED MODIFICATION OF DEBTORS' SECOND AMENDED JOINT
PLAN OF REORGANIZATION

         8. All other terms of the Plan, not inconsistent herewith, shall remain in full force and effect.

Dated:  April __, 1997             BRONSON, BRONSON & McKINNON LLP



                                        By: ----------------------------------
                                            Ellen F. McDonald
                                            Attorneys for HISTORIC HOUSING
                                            FOR SENIORS LIMITED PARTNERSHIP,
                                            HISTORIC HOUSING FOR SENIORS II
                                            LIMITED PARTNERSHIP, and HISTORIC
                                            HOUSING FOR SENIORS III LIMITED
                                            PARTNERSHIP


APPROVED AS TO FORM AND CONTENT:

Dated:  April __, 1997            JAMES K. CAMERON & ASSOCIATES



                                        By: ----------------------------------
                                            James K. Cameron
                                            Attorneys for SHELDON SOLOW,
                                            LIQUIDATING TRUSTEE OF PREFERRED
                                            INCOME FUND II LIMITED PARTNERSHIP
                                            and PREFERRED INCOME FUND III
                                            LIMITED PARTNERSHIP


                                                  -4-


AMENDED MODIFICATION OF DEBTORS' SECOND AMENDED JOINT
PLAN OF REORGANIZATION

FORT MADISON CONTRACTS
Parties on Contract: Rappaport Co, Inc. and Mid-America Alarm Services, Inc.
Description: Alarm system maintenance
Nature of Interest: Subscriber
Payments: Quarterly payments of $30.05
Term: Month-to-month
Expiration:

CONTACT ADDRESS:
P.O. Box 431
Marion, IA 52302

Parties on Contract: The Kensington and HoneywelL Inc.
Description: Fire Alarm and Security System Testing and Inspection Nature of Interest: Client
Payments: $182.25 per month
Term: Month-to-month
Expiration:

CONTACT ADDRESS:
3705 Utica Ridge Road
Bettendorf, IA 52722

Parties on Contract: Kensington Group and Wagner Elevator Service, Inc.
Description: Provide monthly maintenance for Otis Traction Duplex Elevator Nature of Interest: Owner
Payments: $326.72 per month
Term: Month-to-month
Expiration:

CONTACT ADDRESS:
P.O. Box 902
Burlington, IA 52601

Parties on Contract: The Kensington and Lee County Health Dept and Wagner
                     Elevator Service, Inc.
Description: Provide monthly maintenance for Montgomery Elevator in
             1912 Building
Nature of Interest:  Owner
Payments: $91.93 per month
Term: Month-to-month
Expiration:

CONTACT ADDRESS:
P.O. Box 902
Burlington, IA 52601

Parties on Contract: Kensington and Diversy Water Technologies
Description: Contract for water management services and equipment
Nature of Interest: Customer
Payments: $507.90 quarterly
Term: Two years
Expiration: February 28, 1999

CONTACT ADDRESS:
7145 Pine Street
Chagrin Falls OH 44022

                                                                   EXHIBIT "A"
                                                                   -----------

Parties on Contract: The Kensington and J & S Electronic Business Systems, Inc.
Description: Panasonic Copier Maintenance Agreement
Nature of Interest: Customer
Payments: $549.00 per year
Term: One year
Expiration: January 4, 1998

CONTACT ADDRESS:
878 Jefferson Street
Burlington, IA 52601

Parties on Contract: Historic Housing for Seniors III and Cablevision VII, Inc.
Description: Provide basic cable services
Nature of Interest: Owner
Payments: $825.15 per month
Term: One Year
Expiration: December 31, 1997

CONTACT ADDRESS:
617 Avenue G
Fort Madison, IA 52627

Parties on Contract: The Kensington and ABC Fire Extinguisher Sales and Service
Description: Perform inspections, testing and maintenance on Safety First system Nature of Interest: Customer
Payments: $80.00 per year
Term: Month-to-mouth
Expiration:

CONTACT ADDRESS:
418 East Wheeler Street
West Burlington, IA 52655

Parties on Contract: The Kensington and Fort Madison Rodeo Corporation
Description: Fence advertising space
Nature of Interest: Advertiser
Payments: $350.00 per year
Term: Five years
Expiration: March 1, 1998

CONTACT ADDRESS:
P.O. Box 80
Ft. Madison, IA 52627

Parties on Contract: The Kensington and Orkin Exterminating Company, Inc.
Description: Pest Control Service
Nature of Interest: Customer
Payments: $90.00 per month
Term: Month-to-month
Expiration: 60 days written notice

CONTACT ADDRESS:

ROCK ISLAND CONTRACTS

Parties on Contract: The Fort Armstrong and Iowa Illiois Termite and Pest
                     Control, Inc.
Description: Pest Control as scheduled
Nature of Interest: Customer
Payments: 138.00 per month
Term: Month-to-month
Expiration:

CONTACT ADDRESS:
3909 Marquette Street
Davenport, IA 52806

Parties on Contract: Fr. Armstrong Hotel and Montgomery Kone Elevator Company
Description: Elevator maintenance for two elevators
Nature of Interest: Purchaser
Payments: $421.53 per month
Term: Five Years
Expiration: December 31, 2000

CONTACT ADDRESS:
1801 Third Avenue
Moline, IL 61265

Parties on Contract: The Fort Armstrong and Dr. Robert Flowers
Description: Medical advisor for benefit of its residents
Nature of Interest:
Payments: $300.00 per month
Term: One year automatic renewal - 30 day notification termination clause
Expiration: August 5, 1997

CONTACT ADDRESS:
2508 25th Street, Suite F
Rock Island, IL 61201

Parties on Contract: Fort Armstrong and R.K. Dixon Company
Description: Copier Maintenance
Nature of Interest: Owner
Payments: $320.59 per year
Term: One Year
Expiration: February 13, 1998

CONTACT ADDRESS:
5111 Tremont, Suite C
Davenport, IA 52807

Parties on Contract: The Fort Armstrong/Evergreen Management Inc. and
                     TCI of Illinois, Inc.
Description: Provide basic and premium pay cable service
Nature of Interest: Cable Company
Payments: $948.29 per month
Term: Seven Year Term
Expiration: January 1, 1998

CONTACT ADDRESS:
2750 11st Street
Rock Island, IL 61201

Parties on Contract: The Fort Armstrong and Catholic Social Services
Description: Commercial lease for business retail space
Nature of Interest: Lessor
Payments: 1,475.00 per month
Term: Three years
Expiration: March 31, 1998

CONTACT ADDRESS:
1900 3rd Avenue
Rock Island, IL 61201

Parties on Contract: Ft. Armstrong and Watts Disposal Systems Inc
Description: One - three cubic yard container picked up 3 times per week Nature of Interest: Customer
Payments: $170.00 per month
Term: One year
Expiration: October 16,1998

CONTACT ADDRESS:
43 8 4th Street
Rock Island, IL 61201

Parties on Contract: Ft. Armstrong and PerMar Security Services
Description: Fire Alarm Monitoring Services
Nature of Interest: Customer
Payments: $942 per year
Term: One Year
Expiration: October 11, 1997

CONTACT ADDRESS:
425 West 2nd St
Moline, IL 52808

SEDALIA CONTRACTS

Parties on Contract: The Kensington and Check Office Equipment Co.
Description: Furnish service for Konica 1503 copy machine
Nature of Interest: Equipment Holder
Payments: $300.44 per year. Vaughn will change to his name in July 8, 1997
Term: One Year
Expiration: July 8,1997

CONTACT ADDRESS:

Parties on Contract: The Kensington Bothwell and Otis Elevator Company
Description: Furnish extended elevator maintenance coverage
Nature of Interest: Customer
Payments: $711.59 per mouth
Term: Five Years
Expiration: April 30, 2000

CONTACT ADDRESS:
7048 Universal Avenue
Kansas City, MO 64120

MANITOWOC CONTRACTS

Parties on Contract: Historic Housing for Seniors III and Northwestern Elevator
                     Co., Inc.
Description: Semimonthly examination and inspection of elevator
Nature of Interest: Purchaser
Payments: $160.85 per month
Term: Five years
Expiration: December 31, 1997

CONTACT ADDRESS:
6070 North Flint Road
Milwaukee, WI 5320-0976

Parties on Contract: Evergreen Inn and Orkin Exterminating Company Inc.
Description: Pest Control Service
Nature of Interest: Customer
Payments: $62.00 per month
Term: Mouth to Month
Expiration: 60 days written notice

CONTACT ADDRESS:

Parties on Contract: Evergreen Inn arid A & A Time and Security, Inc.
Description: Alarm monitoring service agreement
Nature of Interest: Subscriber Payments: $49.35 per quarter
Term: Month to month
Expiration:

CONTACT ADDRESS:
2260 Salscheider Ct.
Green Bay, WI 54313

Parties on Contract: The Evergreen Inn and Silver Lake College
Description: Provide apartments for rental
Nature of Interest: Lessor
Payments: $285 per double/$185 per single - July 31, 1996. $300 per double/$200 per single through July 31, 1997
Term: Three years
Expiration: July 31, 1997

CONTACT ADDRESS:
2406 South Alverno Road
Manitowoc, WI 54220

CHAMPAIGN CONTRACTS

Parties on Contract: The Inman and United Waste Systems, Inc.
Description: Trash pick up two days per week
Nature of Interest: Customer
Payments: $63.00 per month
Term: One year
Expiration: June 30, 1997

CONTACT ADDRESS:
P.O. Box 1006
Champaign, IL 61824-1006

Parties on Contract: The Inman and Alarm Service Inc.
Description: Provide equipment direct wire and monitoring service
Nature of Interest: Subscriber
Payments: $20.00 per month
Term: One Year
Expiration: May 31, 1997

CONTACT ADDRESS:
208 South Chestnut
Champaign, IL

Parties on Contract: The Westor Financial Group and Otis Elevator Company
Description: Maintenance, performance, safety tests, parts inventory and wiring diagrams
Nature of Interest: Owner
Payments: $877.90 per quarter
Term: Five years
Expiration: July 14, 2001

CONTACT ADDRESS:

Minneapolis, MN

Parties on Contract: The Inman and Orkin Exterminating Company, Inc.
Description: Pest control service
Nature of Interest: Customer
Payments: $77.00 per month
Term: Month to month
Expiration: 60 days written notice

CONTACT ADDRESS:

Parties on Contract: The Inman and Addus Health Care
Description: Provide housekeeping services for the building
Nature of Interest: Customer
Payments: $ 1000.00 per month
Term: Month to month
Expiration: 30 day written notice

CONTACT ADDRESS:
515 Edgebrook, #46
Champaign, IL

PORT HURON CONTRACTS

Danka Industries Inc.               Description: Copier maintenance
P.O. Box 152146                     Nature of Interest: Operator
Irving, TX 75015-2146               Monthly Charge: Annual $620.10
                                    Term: One year
                                    Expiration: July 28, 1997

Dyck Security Service, Inc.         Description: Monitor alarms
2425 Minnie Street                  Nature of Interest: Operator
Port Huron, NU 48060                Monthly Charge: Quarterly $75.00
                                    Term: Month to month
                                    Expiration:

First American Healthcare           Description: Home Health Contract
P.O. Box 930824                     Nature of Interest: Owner
Atlanta, GA 31193                   Monthly Charge: $28.00 per hour LPN Charge
                                    Term: One Year
                                    Expiration: September 1, 1997

Foster Grandparents                 Description: Office Lease
1026 Military Street                Nature of Interest: Leasee
Port Huron, W 48060                 Monthly Charge: $400.00
                                    Term:
                                    Expiration: June 1, 1997

Harron Cable TV                     Description: Cable TV Contract
2780 Beach Road                     Nature of Interest: Operator
Port Huron, NU 48061-1008           Monthly Charge: $8 per month per unit
                                    Term: One year
                                    Expiration:

Joann Kahnt                         Description: Beauty Shop Lease
1026 Military Street                Nature of Interest: Leasee
Port Huron, MI 48060                Monthly Charge: $225.00
                                    Term: 12 months
                                    Expiration: March 31, 1997

Detroit Edison                      Description: Elevator Maintenance Agreement
Facilities Management and Service   Nature of Interest:  Owner
4901 Pointe Drive                   Monthly Charge: $648.98 per quarter
East China Twp, MI 48054            Term: Five Years
                                    Expiration: December 1, 2000

Simplex Time Recorder Company       Description: Monitor & maintain fire alarm
31572 Industrial Road, Suite 200    Nature of Interest: Operator
Livionia, MI 48150                  Monthly Charge: $2,649 annually
                                    Term: One year
                                    Expiration: April 30,1998

St. Clair County Council            Description: Office Lease
  on Aging Inc.                     Nature of Interest: Leasee
1321 8th Street                     Monthly Charge: $500.00
Port Huron, MI 48060                Term: One year
                                    Expiration: February 1, 1998

CUMBERLAND CONTRACTS

Parties on Contract: Evergreen Management, Inc. and The Memorial Hospital and
                     Medical Center of Cumberland Inc.
Description: Provide nursing services for the residents
Nature of Interest:
Payments: $20.00 per hour for nursing hours and $13.00 per hour for personal care
Term: One year
Expiration: November 30,1997

CONTACT ADDRESS:
600 Memorial Avenue
Cumberland, MD 21502

Parties on Contract: Kensington Cumberland and Rental Uniform Service of
                     Cumberland, Inc.
Description: Provide door mats
Nature of Interest: Customer
Payments: $5.37 per week per mat
Term:
Expiration: Month-to-month

CONTACT ADDRESS:
P.O. Box 2423
Cumberland, MD 21502

Parties on Contract: Kensington - Algonquin and Grinnell Fire Protection
                     Systems Company, Inc.
Description: Inspect and/or test fire equipment
Nature of Interest: Subscriber
Payments: $985.00 per year
Term: One Year
Expiration: May 31, 1997

CONTACT ADDRESS:
9640 Gerwig lane
Columbia, MD 21046

Parties on Contract: Kensington Algonquin and HPSI
Description: Right to purchase supplies at group discount prices
Nature of Interest: Member
Payments: $500 per year payable monthly
Term: One year
Expiration: May 17,1997

CONTACT ADDRESS:
229 Hanover Street
Annapolis, MD 21401

Parties on Contract: Kensington and Otis Elevator Company
Description: Provide monthly maintenance service for passenger elevator Nature of Interest:
Payments: $462.25 per month
Term: Five years
Expiration: July 25, 1999

CONTACT ADDRESS:
P.O. Box 13716
Newark, NJ 07188

Parties on Contract: Kensington and Otis Elevator Company
Description: Provide monthly maintenance service for service elevator Nature of Interest:
Payments: $169.61 per quarter
Term: Month to month
Expiration: 30 days written notice

CONTACT ADDRESS:
P.O. Box 13716
Newark, NJ 07188

Parties on Contract: Kensington and Home Paramount Pest Control Company
Description: Provide pest control monthly
Nature of Interest: Company
Payments: $110 per month
Term: 12 Months
Expiration: October 13,1997

CONTACT ADDRESS:

Parties on Contract: Kensington Algonquin and Howell Trucking, Inc.
Description: Provide containers for solid waste disposal
Nature of Interest: Customer
Payments: $252.00 per month
Term: One Year
Expiration: April 23, 1998

CONTACT ADDRESS:
14108 Canal Road SE
Cumberland, MD 21503-2421

BEATRICE CONTRACTS

Parties on Contract: Paddock-Kensington and Beatrice Community Hospital and
                     Health Center
Description: Provide assistance with medication for the residents
Nature of Interest: Customer
Payments: $12,000 per year, prorated and paid monthly
Term: One Year
Expiration: April 30, 1997

CONTACT ADDRESS:
1110 N. 10th
Beatrice, NE 68310

Parties on Contract: Paddock-Kensington and Beatrice Community Hospital and
                     Health Center
Description: Provide license, staffing, care management of the residents Nature of Interest: Customer
Payments: $25,500 per year, prorated and paid monthly
Term: One Year
Expiration: April 30,1997

CONTACT ADDRESS:
1110 North 10th
Beatrice, NE 68310

Parties on Contract: Paddock Kensington and Culligan of Friend, NE.
Description: Provide Culligan Salt Delivery Service
Nature of Interest: Customer
Payments: $106.50 per month
Term: 36 months
Expiration: September 8, 1999

CONTACT ADDRESS:
P.O. Box 242
Crete, NE 68333

Parties on Contract: The Kensington and Peoples Natural Gas
Description: Perform described kitchen equipment preventative maintenance Nature of Interest: Owner/Customer
Payments: 12 monthly payments of $36.00 each
Term: One Year
Expiration: November 23, 1997

CONTACT ADDRESS:
Indian Creek Mall
Beatrice, NE 68310

Parties on Contract: The Kensington Apts and Montgomery Kone
Description: Elevator maintenance contract
Nature of Interest: Customer
Payments: $108.53
Term: One Year
Expiration: April 1, 1998

CONTACT ADDRESS:
5710 South 77th Street
Ralston, NE 68127

Parties on Contract: Paddock Kensington and A.R.E. Pest Control
Description: Pest control
Nature of Interest: Customer
Payments $280.00 per month
Term: Month-to-month
Expiration:

CONTACT ADDRESS:
571 West Mary
Beatrice, NE 68310

Parties on Contract: Paddock Kensington and McLeod USA for Telecom USA Directory
Description: Advertising agreement for Lincoln, Beatrice, Nebraska City, York and surrounding areas Phonebook
Nature of Interest: Customer
Payments: $38.75 per month
Term: 12 months
Expiration: October 1997

CONTACT ADDRESS:
11218 John Galt Blvd, Suite 201
Omaha, NE 68137

Parties on Contract: Historic Housing for Seniors Limited Partnership and
                     Emmett L. James
Description: Commercial lease
Nature of Interest: Lessor
Payments: $809.00
Term: Three years
Expiration: October 31, 1998

CONTACT ADDRESS:
2123 High
Beatrice, NE 68310

Parties on Contract: Kensington and Solutions
Description: Maintenance service for Minolta Photocopier
Nature of Interest: Customer
Payments: $26.45 per month
Term: One year
Expiration: August 28, 1997

CONTACT ADDRESS:
2535 O Street
Lincoln, NE 68510

NORFOLK CONTRACTS

Parties on Contract: Kensington Evergreen and Ecolab Pest Elimination
Description: Pest control
Nature of Interest: Customer
Payments $105.00 per month
Term:
Expiration:

CONTACT ADDRESS: P.O. Box 6007
Grand Forks, NE 58206-6007

Parties on Contract: Kensington -Norfolk and Presto X-Company
Description: Pigeon control
Nature of Interest: Customer
Payments S45.00 per month
Term:
Expiration:

CONTACT ADDRESS:
P.O. Box 2578
Omaha, NE 68103-2578

Parties on Contract: The Kensington - Norfolk and Affiliated Waste Services, LLC
Description: Provide daily trash service Monday through Saturday
Nature of Interest: Customer
Payments: $150.00 per month
Term: Month-to-month
Expiration: 30 day written notice

CONTACT ADDRESS:
P.O. Box 1566
Norfolk, NE 68702-1566

Parties on Contract: The Kensington Norfolk and The Uptown, Inc.
Description: Commercial lease
Nature of Interest: Lessor
Payments: $975.00 per month
Term: Three Years
Expiration: June 30, 1997

CONTACT ADDRESS:
326 Norfolk Ave
Norfolk, NE 68701

CHANUTE CONTRACTS

Parties on Contract: The Tioga and Southwestern Bell Yellow Pages, Inc.
Description: Advertising in white and yellow pages
Nature of Interest: Contracting party
Payments: $46.75 per month
Term: One year
Expiration: May 31, 1997

CONTACT ADDRESS:
10159 East 11th, Suite 500
Tulsa, OK 74128

Parties on Contract: Westin Financial Group and Otis Elevator Company
Description: Provide elevator maintenance
Nature of Interest: Owner
Payments: $832.13 per month
Term: Five years
Expiration: May 31, 2000

CONTACT ADDRESS:
4065 North Woodlawn, Suite 3
Wichita, KS 67220

Parties on Contract: The Tioga and Galt Pest Control, Inc.
Description: Provide pest control
Nature of Interest: Customer
Payments: $87.00 per month + $3.00 for one room units and $3.50 for two room units
Term: Month to month
Expiration:

CONTACT ADDRESS:
14 South Highland
Chanute, KS 66720

Parties on Contract: The Tioga and Cable Vision
Description: Provide cable service
Nature of Interest: Subscriber
Payments $547.99 per month
Term: Month to month
Expiration:

CONTACT ADDRESS:
208 North Lincoln
Chanute, KS 66720

Parties on Contract: The Tioga and Copy Products, Inc.
Description: Provide copier service
Nature of Interest: Customer
Payments: $510.00 per year
Term: One Year
Expiration: September 14, 1997

CONTACT ADDRESS:
207 South Jefferson
Iola, KS 66749

HASTINGS CONTRACTS

Parties on Contract: The Kensington and Culligan
Description: Rental of water softener
Nature of Interest: Lessee
Payments: $45.58 per month
Term: Month-to-month
Expiration: 30 days notice

CONTACT ADDRESS:
P.O. Box 883
Hastings, NE 68902

Parties on Contract: Kensington and Ecolab, Inc.
Description: Rental of single rack Hobart dishwasher
Nature of Interest: Lessee
Payments: $67.79 per month plus $150.00 per month of Chemical products
Term: One Year
Expiration: October 1997

CONTACT ADDRESS:
Ecolab Center
St. Paul, MN 55102

Parties on Contract: Kensington Apartments and Montgomery Elevator Company
Description: Monthly elevator maintenance
Nature of Interest: Purchaser
Payments: $128.87 per month
Term: One Year
Expiration: March 31, 1998

CONTACT ADDRESS:
5710 South 77th Street
Ralston, NE 68127

Parties on Contract: The Kensington and Home Care Unlimited
Description: Provide home health services for the Kensington residents Nature of Interest: Customer
Payments: $3,000 per month
Term: Can be terminated with 60 days written notice
Expiration: Month to month

CONTACT ADDRESS:
233 North Hastings, Suite 103
Hastings, NE 68901

Parties on Contract: The Kensington and McQuillan Fire Control Company
Description: Semi-annual Inspection and maintenance service
Nature of Interest: Customer
Payments: $40.00 per inspection
Term: Can be terminated with 30 days written notice
Expiration: Month-to-month

CONTACT ADDRESS:
P.O. Box 192
Hastings, NE 68902-0192


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Parties on Contract: The Kensington and Woodward's Disposal Service, Inc.
Description: Provide trash service
Nature of Interest: Customer
Payments: $189.77 per month
Term: One year
Expiration: October 1997

CONTACT ADDRESS:
1039 South Burlington
Hastings, NE 68901

Parties on Contract: The Kensington and American Telecasting
Description: Provide cable service
Nature of Interest: Customer
Payments: $643.96 per month
Term: 5 Year Term
Expiration: December 2001

CONTACT ADDRESS:
2441 North 9th Street
Lincoln, NE 68521

Parties on Contract: The Kensington and Electronic Systems
Description: Semi-annual inspection of fire alarm system
Nature of Interest: Customer
Payments: $120 per year
Term: One Year
Expiration: January 1998

CONTACT ADDRESS:
P.O. Box 1260
Hastings, NE 68901

Parties on Contract: The Kensington and Williams Exterminating Inc.
Description: Provide monthly pest control service
Nature of Interest: Customer
Payments: $200.00 per month
Term: Month-to-month
Expiration: 30 days notice

CONTACT ADDRESS:
301 Keystone
Hastings, NE 68901

Parties on Contract: The Kensington and Nebraska Fire Sprinkler
Description: Periodic, annual inspection of sprinkler system
Nature of Interest: Customer
Payments: $105.00
Term: One Year
Expiration: January 1998

CONTACT ADDRESS:
118 Apollo Avenue
Alda, NE 68810


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Parties on Contract: The Kensington and US West Direct
Description: Yellow page ads
Nature of Interest: Customer
Payments: $25.10 per month
Term: One Year
Expiration: May 23, 1997

CONTACT ADDRESS:
6300 Shingle Creek Parkway
Brooklyn Center, MN 55430-2156

Parties on Contract: The Kensington and Frontier Directory Co. of Nebraska Inc.
Description: Yellow page ads
Nature of Interest: Customer
Payments: $69.20 per month
Term: One year
Expiration: July 1997

CONTACT ADDRESS:
Box 607
Columbus, NE 68602

Parties on Contract: Kensington and US West Communication
Description: Provide yellow page advertising
Nature of Interest: Customer
Payments: $50.10 per month
Term: One Year
Expiration: May 1997

CONTACT ADDRESS:
P.O. Box 737
Des Moines, IA 50338-0001

Parties on Contract: Kensington and Aliant Communications
Description: Yellow page advertising
Nature of Interest: Customer
Payments: $88.51 per month
Term: One Year
Expiration: August 1997

CONTACT ADDRESS:
Box 81249
Lincoln, NE 68501-1249